SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2010

MICRONETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17966	22-2063614
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Hampshire Drive

Hudson, NH 03051

(Address of principal executive offices, including zip code)

(603) 883-2900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01	Entry into a Material Definitive Agreement.

On August 13, 2010, Micronetics, Inc. entered into an amendment to its credit facility with RBS Citizens National Association, successor by merger to Citizens Bank New Hampshire. The amendment extended the term of the revolving line of credit by one year. The new expiration date of the revolving line of credit is March 31, 2013. In addition, the amendment increased the revolving line of credit loan from the principal amount of $5,000,000 to the principal amount of $7,500,000. Further, the amendment expanded the purposes for which the loan proceeds may be used, modified the interest rate charged by the lender and revised the financial covenants applicable to the borrower under the credit facility. On August 13, 2010, Micronetics, Inc. also delivered an Amended and Restated Revolving Credit Note which replaced the existing revolving credit note dated March 30, 2007.

Copies of the amendment and the amended and restated note are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K. The foregoing descriptions of the amendment and the amended and restated note do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are incorporated herein by reference to the exhibits attached hereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in response to Item 1.01 of this Form 8-K is incorporated by reference in response to this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

10.1	Amendment to Commercial Loan Agreement and Loan Documents, by and between, Micronetics, Inc., Microwave & Video Systems, Inc., Microwave Concepts, Inc., Stealth Microwave, Inc., MICA Microwave Corporation and RBS Citizens National Association (successor by merger to Citizens Bank New Hampshire), dated August 13, 2010.

10.2	Amended and Restated Revolving Credit Note, dated August 13, 2010 issued by Micronetics, Inc. to RBS Citizens National Association (successor by merger to Citizens Bank New Hampshire).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRONETICS, INC.
(Registrant)

By:	/S/ DAVID ROBBINS
David Robbins
Chief Executive Officer

Date: August 18, 2010

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Amendment to Commercial Loan Agreement and Loan Documents, by and between, Micronetics, Inc., Microwave & Video Systems, Inc., Microwave Concepts, Inc., Stealth Microwave, Inc., MICA Microwave Corporation and RBS Citizens National Association (successor by merger to Citizens Bank New Hampshire), dated August 13, 2010.

10.2	Amended and Restated Revolving Credit Note, dated August 13, 2010 issued by Micronetics, Inc. to RBS Citizens National Association (successor by merger to Citizens Bank New Hampshire).